TFI-SUMSUP-1 121514

Summary Prospectus Supplement dated December 15, 2014

The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, A2, C, Y and R5 shares of the Fund listed below:

Invesco Tax-Free Intermediate Fund

Effective January 30, 2015, Invesco Tax-Free Intermediate Fund will change its name to Invesco Limited Term Municipal Income Fund.

Effective January 30, 2015, the following information replaces in its entirety the information appearing in the 14th paragraph under the heading “Principal Investment Strategies of the Fund”:

“The Fund will attempt to maintain a dollar-weighted average portfolio maturity of between three and five years.”

TFI-SUMSUP-1 121514